Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Disclosure Of Commitments And Contingent Liabilities [Abstract]
Commitments and Contingencies	Commitments and Contingencies
The Group has entered into license agreements with various third-party game developers to secure exclusive right to publish the games developed by the third-party developers. Upfront license fees paid are capitalized and recognized as other intangible assets and minimum guaranteed royalties are capitalized and recognized as other non-current asset. Purchase obligations for future payment related to above agreements as of December 31, 2024 and 2023 are Won 4,836 million and Won 4,942million, respectively.
As of December 31, 2024, the Group benefited from payment guarantee of USD 244,450 (Won 359 million) from KB Kookmin Bank regarding overseas IP contracts.

As of December 31, 2024, the Group has been provided with a payment guarantee amounting to Won 518 million from Seoul Guarantee Insurance Co., Ltd.